EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED
THIS DOCUMENT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. REDACTED MATERIAL IS MARKED WITH A [****] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. THREE
TO
AMENDED AND RESTATED
PRIVATE LABEL CREDIT CARD PLAN AGREEMENT
BETWEEN COMENITY BANK
AND
STAGE STORES, INC.
SPECIALTY RETAILERS, INC.

THIS AMENDMENT NO. THREE (“Amendment No. 3”) to that certain AMENDED and RESTATED PRIVATE LABEL CREDIT CARD PLAN AGREEMENT entered into as of the 8th day of August, 2012 and effective as of the 1st day of August 2012 (“Agreement”) between Stage Stores, Inc. (“SSI”) and Specialty Retailers, Inc. (“SRI”) (with SSI and SRI hereinafter collectively referred to as “Stage”) and Comenity Bank (formerly known as World Financial Network Bank) (“Bank”), is entered into by and between Bank and SSI on May 4, 2014 (the “Amendment No. 3 Effective Date”).

WHEREAS, Stage and Bank previously entered into the Agreement pursuant to which, among other things, Stage requested Bank to, and Bank agreed to, extend credit to qualifying individuals in the form of private label open-ended credit card accounts for the purchase of Goods and/or Services from Stage through designated Sales Channels and to issue Credit Cards to qualifying individuals under the Stage Nameplates.

WHEREAS, SRI, the wholly owned operating subsidiary of SSI and currently the employer of all Stage employees, signed the Agreement solely for purposes of Section 13.1(a) of the Agreement, thereby agreeing that the Amended and Restated Private Label Credit Card Program Agreement dated March 5, 2004 by and among SSI, SRI and Bank was terminated in its entirety upon the full execution of the Agreement and thereby terminating SRI’s status as a separate party to the Agreement effective August 1, 2012.

WHEREAS, SSI and Bank entered into Amendment No. One to the Agreement effective as of February 1, 2013 and Amendment No. Two to the Agreement effective as of February 13, 2014.

WHEREAS, SSI and Bank now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions hereof, and for other good and valuable consideration, the receipt of which is hereby mutually acknowledged by the parties, SSI and Bank agree as follows:

1.
Definitions; References. Capitalized terms not otherwise defined in this Amendment No. 3 are used herein as defined in the Agreement. Additionally, the definition of “Insert” in Section 1.1 is hereby deleted in its entirety and replaced with the following:

“Insert” shall mean marketing inserts to be inserted into the Billing Statement or Credit Card mailer packages, including bangtails. Inserts shall also include electronic marketing materials included with electronic Billing Statements or emails.”

2.
Section 3.6(b) Credit Decisions - Test Credit Program. Pursuant to Section 3.6(b) of the Agreement, Bank hereby agrees to make available under the Plan the test credit program described in Schedule 3.6(b)-2 attached hereto, subject to the terms and conditions contained therein.

3.	Fees. SSI and Bank agree that SSI shall pay [****] Dollars ($[****]) per Account opened under the Test Credit Program (the "Test Program Fee").

4.
Section 3.7 - Floor Limits. Section 3.7 of the Agreement is hereby modified such that the floor limit shall be increased to [****] dollars ($[****]) and any reference to the [****] dollar ($[****]) floor limit within the Agreement shall be replaced with [****] dollars ($[****]).

5.
Retroactive Application: The scope of this Amendment No. 3 is not limited by the date any or all parties signed this Agreement. The parties acknowledge that any action undertaken prior to the date of the execution of this Amendment No. 3 was in anticipation of, and shall be subject to, this Amendment No. 3 and the same legal privileges and protections as though it had been undertaken after the execution of this Amendment No. 3.

6.
Counterparts; Effectiveness. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

7.
General. This Amendment No. 3 shall not be changed, modified or amended except in writing and signed by both of the parties hereto. Except as specifically amended in this Amendment No. 3, the provisions of the Agreement, as amended, remain unaffected and in full force and effect. The provisions of this Amendment No. 3 shall prevail in the event of any conflict between the provisions hereof and the provisions of the Agreement.

IN WITNESS WHEREOF, SSI and Bank have executed this Amendment No. 3 in manner and form sufficient to bind them on the Amendment No. 3 Effective Date.

STAGE STORES, INC.		COMENITY BANK (formerly known as WORLD FINANCIAL NETWORK BANK)

By:	/s/ Oded Shein n	By:	/s/ John J. Coane n

	Oded Shein n		John J. Coane n
Printed Name		Printed Name

	CFO n		President n
Title		Title

Schedule 3.6(b)-2

Test Credit Program
(Score Cut Plan)

(a)    The Score Cut Plan. Bank and SSI seek to determine the viability of offering Credit Cards to Applicants within lower credit score bands than offered prior to the implementation of the Score Cut Plan (as defined hereinafter). As such, notwithstanding Section E(3)(a) of Schedule 3.1 of the Agreement, Bank has established, and will implement, a test Account acquisition program which approves certain applicants for Accounts whose credit scores are lower than otherwise required for approval by Bank, pursuant to and subject to the terms and conditions of this Schedule 3.6(b)-2 (the “Score Cut Plan”). Accounts issued under the Score Cut Plan that would not have been approved and issued prior to the implementation of the Score Cut Plan shall be referred to as “Score Cut Plan Accounts”.

(b)    Establishment of the Score Cut Plan. The Bank shall offer the Score Cut Plan pursuant to and subject to the terms and conditions of this Schedule 3.6(b)-2. The initial credit limit for each Score Cut Plan Account will not exceed [****] dollars ($[****]), unless otherwise determined by Bank in its sole discretion.

(c)    Treatment of Score Cut Plan Accounts. Except as otherwise provided in this Schedule 3.6(b)-2, each reference to “Account(s)” in the Agreement shall include Score Cut Plan Account(s)” and the parties’ respective rights and obligations hereunder relative to the Plan shall also apply to the Score Cut Plan.

(d)    Term and Termination of the Score Cut Plan.

(i)Bank agrees to test the Score Cut Plan by acquiring Score Cut Plan Accounts during the period beginning on November 22, 2013 and ending on May 31, 2015 (the “Score Cut Plan Initial Term”) unless terminated earlier solely pursuant to the provisions set forth in clause (d)(iv) of this Schedule 3.6(b)-2, and to evaluate the Score Cut Plan to help determine if Bank desires to continue the Score Cut Plan after the Score Cut Plan Initial Term. Following the end of the Score Cut Plan Initial Term, the Score Cut Plan shall continue until terminated in accordance with clause (d)(iii)(x) or (z) of this Schedule 3.6(b)-2 if Bank provides the notice described in clause (d)(iii) of this Schedule 3.6(b)-2 or if such notice is not given, until the Score Cut Plan is terminated in accordance with the terms of the Agreement.

(ii)At the end of the Score Cut Plan Initial Term, the parties shall mutually evaluate the Score Cut Plan Profitability. For purposes of this Schedule 3.6(b)-2, “Score Cut Plan Profitability” shall be (A) measured over the Score Cut Plan Initial Term; and (B) based on the combined profitability of each Score Cut Plan Account opened at any time during the Score Cut Plan Initial Term.

(iii)Notwithstanding the foregoing, Bank may notify SSI in writing at any time after the end of the Score Cut Plan Initial Term, but no more than [****] ([****]) days thereafter, of its desire to alter or discontinue the Score Cut Plan for any reason. The parties will discuss the disposition of the Score Cut Plan at the next regularly scheduled Plan

Committee meeting following the receipt of notice from Bank, or if the next Plan Committee meeting will not occur for more than [****] ([****]) days, then the parties agree to hold a special Plan Committee meeting within [****] ([****]) days of SSI’s receipt of Bank’s notice. Except as otherwise agreed by the parties, the following outcomes shall be available to the Plan Committee in the event of a notice by Bank pursuant to this Section (d)(iii):

(x)    the Score Cut Plan is terminated as of the date of such Plan Committee meeting; or

(y)    the Score Cut Plan may be modified, including without limitation by revising the amount of fees paid from SSI to Bank, as decided by the Plan Committee, and Bank and SSI shall enter into a new separate written amendment to the Agreement that sets forth the terms and conditions of the new lower score credit acquisition Account program.

(z)    If the Plan Committee does not reach agreement on the modification of the Score Cut Plan within [****] ([****]) days after the Plan Committee meeting in which the matter was discussed, then the Score Cut Plan shall terminate as of the end of such [****] ([****]) day period.

(iv)    Notwithstanding anything in this Schedule 3.6(b)-2 or Schedule 3.1 to the contrary: (A) Bank may discontinue the Score Cut Plan immediately by written notice on the basis of Bank’s belief that the continued offering of the Score Cut Plan violates Applicable Law (including any court or agency decisions and orders and staff interpretations and guidance from applicable regulatory agencies, all as determined by the reasonable opinion of Bank’s counsel) and (B) SSI may terminate the Score Cut Plan immediately by written notice to Bank on the basis of SSI’s belief that the continued offering of the Score Cut Plan violates Applicable Law (including any court or agency decisions and orders and staff interpretations and guidance from applicable regulatory agencies, all as determined by the reasonable opinion of SSI’s counsel).

(v)    Following the discontinuation or termination of the Score Cut Plan, in accordance with the terms of this Schedule 3.6(b)-2, Bank shall (A) cease to approve new Score Cut Plan Accounts; and (B) continue to support Score Cut Plan Accounts opened under the Score Cut Plan prior to the discontinuation or termination of the Score Cut Plan in a manner that is consistent with the terms of the Agreement and Applicable Law.

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